UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

FS KKR CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

FS KKR Capital Corp. proxy-lite messages

VM#1: Reminder to vote message

Hi, this is Michael Forman, Chairman and CEO of FS KKR Capital Corp.

I’m calling because we haven’t received your vote on the proposals outlined in the proxy materials we sent.

Your vote matters, regardless of the number of shares you own.

The fund’s board recommends you vote in favor of each proposal.

You can vote right now by pressing [1]. If I’ve reached your voicemail, please call 1-855-486-7904 toll-free to vote today.

Thank you for your time and for your vote.

VM#2: Deadline is pending message

Hi, this is Michael Forman, Chairman and CEO of FS KKR Capital Corp.

I’m calling with a final reminder that we still haven’t received your vote on the proposals outlined in the proxy materials we sent.

The annual meeting is only days away. Please press [1] to vote now.

If I’ve reached your voicemail, please call 1-855-486-7904 toll-free to vote in favor of the proposals.

Thank you for your time and for your vote.